UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)
                    September 26, 2005 (September 26, 2005)

                                Kaman Corporation
             (Exact name of registrant as specified in its charter)


                                   Connecticut
                 (State or other jurisdiction of incorporation)

                      0-1093                               06-0613548
             (Commission File Number)                    (IRS Employer
                                                      Identification No.)
             1332 Blue Hills Avenue,
             Bloomfield, Connecticut                         06002
     (Address of principal executive offices)              (Zip Code)

                           (860) 243-7100 Registrant's
                      telephone number, including area code

                                 Not Applicable
          (Former name or former address, if changed since last report)

         Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[x] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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                    INFORMATION TO BE INCLUDED IN THE REPORT

Item 8.01.        Other Events.

                  On September 26, 2005, the Company announced that the Court has set a trial date of October 7, 2005 in connection with the litigation brought by Mason Capital, Ltd. concerning whether the Company's proposed recapitalization requires the approval by a "supermajority" vote of the holders of two thirds of the Company's Class B common stock not owned by parties to the recapitalization agreement. The Company will hold the special meetings of its Class A and Class B shareholders as scheduled on October 11, 2005. However, in order to allow for a judicial determination without undue consideration to the timing of the meetings, the Company will delay closing of the proposed recapitalization transaction until the Court issues a decision in the case.

                  A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

                  Further detail on the proposed recapitalization and recapitalization agreement can be found in the recapitalization agreement, which was filed as Exhibit 2.1 to a Form 8-K filed by the Company on June 8, 2005 and proxy statement, which was filed on September 2, 2005 and mailed to shareholders shortly thereafter

Item 9.01.        Financial Statements and Exhibits.

(c) Exhibits.
    --------

Exhibit 99.1      Press Release, dated September 26, 2005

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                                   SIGNATURES


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                            KAMAN CORPORATION


                                            By: /s/ Robert M. Garneau
                                                -------------------------
                                                Robert M. Garneau
                                                Executive Vice President and
                                                Chief Financial Officer


Dated: September 26, 2005

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                                INDEX TO EXHIBITS

Exhibit 99.1      Press Release, dated September 26, 2005